Notes Payable	12 Months Ended
Dec. 31, 2023
Notes Payable [Abstract]
Notes Payable

Note 7 — Notes Payable

In connection with the Veru APA (see Note 5), the Company executed three non-interest bearing notes payable (the “Notes”) in the principal amounts of $4.0 million, $5.0 million and $5.0 million with maturity dates of September 30, 2023, April 19, 2024, and September 30, 2024, respectively. No principal payments are due until maturity; however, the Company may voluntarily prepay the Notes with no penalty. Additionally, in an Event of Default, as defined in the Notes, the unpaid principal amount of the Notes will accrue interest at a rate of 10.0% per annum.

The Company imputed interest on the Notes using an average discount rate of 8.2% and recorded a debt discount of approximately $1.1 million at the issuance date. The debt discount is reflected as a reduction in the carrying amount of the Notes and amortized to interest expense through the respective maturity dates, using the effective interest method. The Company recorded approximately $0.7 million of associated interest expense during the year ended December 31, 2023. The unamortized debt discount as of December 31, 2023 was approximately $0.4 million.

On September 29, 2023, the Company and the note holder entered into an amendment to the Veru APA, which provided that the $4.0 million note payable originally due on September 30, 2023 was deemed paid and fully satisfied upon (1) the payment to the Seller of $1.0 million in cash on September 29, 2023, and (2) the issuance to the Seller by October 3, 2023 of 3,000 shares of Series A Preferred Stock of the Company (see Note 5). In connection with the Veru APA Amendment, the Company recorded an extinguishment loss on the note payable of approximately $490,000, which represents the difference between the fair value of the Series A Preferred Stock that was issued to settle the debt and the carrying value of the note payable as of September 29, 2023. The extinguishment loss is recognized in other income (expense) in the accompanying consolidated statements of operations and comprehensive loss for the year ended December 31, 2023.

To determine the fair value of the Series A Preferred Stock, the Company first derived the business enterprise value (“BEV”) using a discounted cash flow method. The BEV was adjusted to an equity value assuming $3.0 million of debt converted to Series A Preferred Stock, which was then allocated across the Company’s securities. The concluded value for the Series A Preferred Stock utilized the Black-Scholes option pricing model, which was classified as level 3 in the valuation hierarchy due to the presence of significant unobservable inputs. The following key assumptions were used in the model: volatility rate of 100%, risk free interest rate of 4.6%, 5.0 year expected term, and the Company’s aggregate equity value. The volatility was based on the historical and implied volatility of a peer group and the risk-free interest rate was based on the implied yield available on U.S. Treasury securities with a term commensurate with the estimated expected term.

Future minimum principal payments on the Notes as of December 31, 2023, includes $10 million in principal payments that are due in 2024.

The Company also assumed an obligation in the amount of 100,000 CHF, in connection with the Proteomedix acquisition. This obligation relates to a loan from an investor that was advanced to Proteomedix in March 2010. This loan bears no interest, is unsecured and may be cancelled by the Company at its discretion, however it is the intent of the Company to repay this loan in the future. The loan payable, in the amount of approximately $119,000, is included in long term note payable in the accompanying consolidated balances sheet as of December 31, 2023.